SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 12, 2004

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Item 12.	Results of Operations and Financial Condition.

The following information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

As previously announced, on May 7, 2004, Georgia-Pacific Corporation ("Georgia-Pacific") completed the sale of its non-integrated pulp operations business. Following generally accepted accounting principles, Georgia-Pacific's financial statements began reflecting results for its non-integrated pulp operations as discontinued operations in its statements of operations, beginning in the first fiscal quarter of 2004. On May 12, 2004, Danny W. Huff, Georgia-Pacific's Executive Vice President-Finance and Chief Financial Officer, will make a slide presentation to analysts, which presentation contains selected financial information that gives effect to these discontinued operations. A copy of such financial information is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the entire slide presentation may be accessed by visiting the Investor Information section of Georgia-Pacific's website at www.gp.com/investor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 12, 2004

GEORGIA-PACIFIC CORPORATION

		By:	/s/ KENNETH F. KHOURY

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	99.1 Preliminary selected financial information.